UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

FULCRUM THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903
FULCRUM THERAPEUTICS, INC.
Important Notice Regarding the Availability of Proxy Materials
For the Stockholders Meeting to be held on June 8, 2022
For Stockholders as of April 11, 2022
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy statement and the annual report and to register to attend the virtual annual meeting, go to: www.proxydocs.com/FULC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.
CONTROL NUMBER
For a convenient way to VIEW proxy materials and VOTE go to www.proxydocs.com/FULC
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions
Proxy Materials Available to View or Receive: Annual Report and Proxy Statement
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 27, 2022.
To order paper materials, use one of the following methods.
INTERNET www.investorelections.com/FULC
TELEPHONE (866) 648-8133
* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Fulcrum Therapeutics, Inc.
Notice of Annual Meeting
Meeting Type: Annual Meeting of Stockholders
For holders as of: April 11, 2022
Date: Wednesday, June 8, 2022 Time: 9:00 AM, Eastern Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/FULC for more details.
You must register to attend the annual meeting online and participate at www.proxydocs.com/FULC
SEE REVERSE FOR FULL AGENDA

Fulcrum Therapeutics, Inc.
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2
PROPOSAL
1. To elect three Class III directors named below to a 3-year term expiring at the 2025 annual meeting of stockholders. 1.01 Kate Haviland 1.02 Katina Dorton 1.03 Robert Gould
2. To ratify the appointment of Ernst & Young as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022.
Note: To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Upon completing your registration, you will receive a confirmation email that your registration was successful. On the day of the meeting, you will receive further instructions via email, including your unique links that will allow you access to the meeting, vote online during the meeting and will also permit you to submit questions during the meeting. Please be sure to follow instructions found on your Proxy Card, this Notice and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.